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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 5, 2003
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                         United Fire & Casualty Company
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             (Exact name of registrant as specified in its charter)



            Iowa                        2-39621                 42-0644327
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(State or Other Jurisdiction     (Commission File No.)       (IRS Employer
     of Incorporation)                                     Identification No.)





     118 Second Avenue, S.E., Cedar Rapids, Iowa                        52407
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       (Address of principal executive offices)                      (Zip Code)



        Registrant's telephone number, including area code: 319-399-5700
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Item 7. Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

         The following exhibits are furnished herewith.

         Exhibit 99.1 Press Release, dated May 5, 2003, announcing our financial results for the quarter ended March 31, 2003.


Item 9. Regulation FD Disclosure (Information Provided Under Item 12 - Results of Operations and Financial Condition).

     The following information contained in Item 9 is being furnished under
Item 12 - Results of Operations and Financial Condition in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

     On May 5, 2003, we issued a press release announcing our financial results for the quarter ended March 31, 2003. The release is furnished as Exhibit 99.1 hereto.



Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      United Fire & Casualty Company
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      (Registrant)

      May 5, 2003
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      (Date)

      /s/ John A. Rife
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      John A. Rife, Chief Executive Officer